UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report:
     (Date of earliest event reported)          April 29, 2003

                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)
                                     0-28318
                            (Commission File Number)


                         Texas                           74-2611034
              (State or other jurisdiction             (IRS Employer
                   of incorporation)                 Identification No.)

                   206 Wild Basin Rd., Suite 400,
                            Austin, Texas                  78746
              (Address of principal executive offices)   (Zip Code)



                                 (512) 334-7500
              (Registrant's telephone number, including area code)

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Items 9 and 12.     Regulation FD Disclosure and Results of Operation and
                    Financial Condition.

                    On April 29, 2003, Multimedia Games, Inc. (the "Registrant") issued a press release announcing its 2003 second fiscal quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MULTIMEDIA GAMES, INC.



Dated:  April 29, 2003                   By:  /s/Craig S. Nouis
                                              ----------------------------------
                                              Craig S. Nouis
                                              Chief Financial Officer and
                                              Principal Accounting Officer

                                  EXHIBIT INDEX


EXHIBIT NO.
-----------

99.1 Press Release, dated April 29, 2003, announcing 2003 second fiscal quarter results.